UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  August 15, 2003


                     MORGAN STANLEY AUTO LOAN TRUST 2003-HB1

              (Exact name of registrant as specified in its charter)

New York (governing law of           000-12559-01       51-6542739
Sales and Servicing Agreement)       (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)




       Wells Fargo Bank Minnesota, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On August 15, 2003 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2003-HB1


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2003-HB1, relating to the August 15, 2003 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2003-HB1


             By:    Wells Fargo Bank Minnesota, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   8/20/03



                                 INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2003-HB1, relating to the August 15, 2003 distribution.





EX-99.1

Morgan Stanley Auto Loan Trust 2003-HB1

Record Date:            7/31/03
Distribution Date:      8/15/03


Morgan Stanley Auto Loan Trust 2003-HB1

Contact:
         Wells Fargo Bank Minnesota, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529


                                     Distribution Summary


                                                per $1,000 original Principal
Principal Distribution Amount                           Balance of the Notes

        Class A-1 Notes:                        42,107,520.52           74.9493524
        Class A-2 Notes                                  0.00            0.0000000
        Class B Notes:                                   0.00            0.0000000
        Class C Notes:                                   0.00            0.0000000
        Class D Notes:                                   0.00            0.0000000

Interest Distribution Amount

        Class A-1 Notes:                           347,629.04            0.6187629
        Class A-2 Notes                            143,942.97            0.2562115
        Class B Notes:                              23,304.82            0.0414815
        Class C Notes:                              19,670.70            0.0350129
        Class D Notes:                              39,620.53            0.0705226

        Regular Principal Allocation            54,678,899.36           97.3257994
        First Allocation of Principal            4,405,223.84            7.8410856
        Second Allocation of Principal          22,401,223.84           39.8730963
        Third Allocation of Principal           32,091,223.84           57.1208282

        Class A-1 Interest Carryover Shortfall           0.00            0.0000000
        Class A-2 Interest Carryover Shortfall           0.00            0.0000000
        Class B   Interest Carryover Shortfall           0.00            0.0000000
        Class C   Interest Carryover Shortfall           0.00            0.0000000
        Class D   Interest Carryover Shortfall           0.00            0.0000000


Note Balance

        Class A-1 Notes:        366,067,479.48
        Class A-2 Notes:        113,714,000.00
        Class B   Notes:         17,996,000.00
        Class C   Notes:          9,690,000.00
        Class D   Notes:         12,238,000.00

Note Pool Factor

        Class A-1 Notes:        0.8968395
        Class A-2 Notes:        1.0000000
        Class B   Notes:        1.0000000
        Class C   Notes:        1.0000000
        Class D   Notes:        1.0000000


        Servicing Fee                              908,237.17           1.6166183
        Servicing Reimbursement Amount             222,624.11           0.3962602
        Owner Trustee Fee                              833.33           0.0014833
        Indenture Trustee Fee                        1,458.33           0.0025958



Pool Balance                                                          517,483,776.16
Realized Losses                                                                 0.00
Cram Down Losses                                                                0.00
Repossessed Receivables                                                   312,052.18
Defaulted Receivables or Repurchased Receivables                                0.00
Receivables granted extensions                                          7,458,537.87
Repurchase Amounts                                                         11,074.19
Principal Balance of Receivables that were delinquent
        30 to 59 days:                                                  3,300,995.73
        60 to 89 days:                                                    739,398.02
        90 days or more:                                                   83,774.80
Overcollateralization Target Amount for next Distribution Date         10,349,675.52
Cumulative Net Loss Ratio as of related Determination Date                      0.00%
Six-Month Annualized Net Loss Ratio as of related Determination Date            0.00%
Three-Month Annualized Net Loss Ratio as of related Determination Date          0.00%
Pool Delinquency Percentage as of related Determination Date                    0.65%


